AGREEMENT

THIS AGREEMENT (the “Agreement”) is made and entered into this 12th day of December 2013, but is intended to be effective as of September 1, 2013 (the “Effective Date”), by and between Osage Exploration & Development, Inc. (“Osage”), Slawson Exploration Company, Inc. (“Slawson”) and U.S. Energy Development Corporation (“US Energy”), MBI Oil & Gas, LLC (“MBI”) and Stewart Geological, Inc. (“S GI”). Slawson, US Energy, MBI and SGI are sometimes collectively referred to as the “Slawson Group.”

WHEREAS, Osage, Slawson and US Energy, are all parties to that certain Participation Agreement (and the Joint Operating Agreement (the “JOA”) attached thereto as Exhibit “C”) dated April 21, 2011, which provides for the purchase of participation interest by Slawson and US Energy from Osage in leasehold interests on the lands described on Exhibit “A” attached thereto and for the exploration and development of those leases (the “Nemaha Ridge Project”) by the parties;

WHEREAS, Slawson has conveyed a five percent (5%) interest in the Nemaha Ridge Project to MBI and a five percent (5%) interest to SGI, who have each signed Participation Agreements and Operating Agreement in form essentially identical to those signed by Osage, Slawson and US Energy; and

WHEREAS, a conflict has arisen between Osage and Slawson, Operator of the Nemaha Ridge Project, which impacts all of the parties hereto and the various agreements among them and, therefore, the parties desire to resolve that conflict on the terms and conditions contained herein.

NOW THEREFORE, for and in consideration of the sum of one dollar and other good and valuable consideration, the parties agree as follows:

1. Acknowledgement of Non-Participation Status. On August 22, 2013, Slawson formally notified Osage of its election to declare Osage to be a non-participating party under the Participation Agreement in the following five wells. Additionally Osage elected not to participate in the drilling of the Wood Duck #1-6H well and is therefore a non-participant in the Wood Duck #1-6H. The six following wells are herein collectively referred to as the “Non-Participation Wells.”

Canvasback 1-24H

House Wren 1-36H

Jane 1-23H

Redhead 1-27H

Begonia 1-30H

Wood Duck 1-6H

Osage agrees that it is a non-participating party under the Participation Agreement in the foregoing six wells and is subject to the penalties set forth in the Participation Agreement with respect to each of these six wells. The locations of the penalty wells have not been determined as of the date hereof. Slawson will notify Osage of the locations in accordance with the Participation Agreement. The parties agree that penalty wells cannot be drilled on Osage Partitioned Acreage as hereinafter defined.

2. Revocation of Non-Consent Status. On August 22, 2013, Slawson formally notified Osage of its election to declare Osage to be a non-consenting party under the JOA in the completion of the following wells (the “Non-Consent Wells”):

Ruffed Grouse 1-20H

Ruddy Duck 1-17H

Mallard 1-16H

Canvasback 1-25H

Witt 1-15H

McPhail 2-19H

Blue Jay 1-13H

Rooster 1-2H

Snipe 1-19H

Snipe 1-30H

Peacock 1-9H

Slawson, as Operator hereby revokes its election to declare Osage to be a non-consenting party under the Participation Agreement and JOA in the foregoing wells and reinstates Osage as a consenting party with the same force and effect as though Slawson had never declared Osage to be a non-consenting party in those wells.

3. Accounting Reconciliation. At the Initial Closing, as hereinafter defined, Osage shall pay Slawson an amount equal to the Net Due on 10/11/2013 as shown on the Accounts Receivable and Revenue Offset Worksheet attached hereto as Exhibit “B”. The Net Due on 10/31/2013 represents Osage’s share of invoices processed through Slawson’s joint interest billing system through the October 15, 2013 joint interest billing, with credit given to Osage for its share of revenue received by Slawson from the sale of oil and gas as reflected on Slawson’s October 15 revenue check write, together with various other adjustments between the parties as set forth therein.

4. Osage’s Election to Participate in the Crow 1-35Hand the Toucan 1-24H Wells. Osage elected to participate in the drilling of the Crow 1-35H and the Toucan 1-24H wells and paid its proportionate share of dry hole costs in the amount of $390,146.00 and $336,196.00, respectively. Osage hereby revokes its election to participate in these two wells and Slawson agrees to accept the revocation of Osage’s election to participate. Osage shall have no interest in the Crow 1-35H wellbore or the Toucan 1-24H wellbore, but shall retain its leasehold interest in the balance of acreage associated with the units in which these wells were drilled. This acreage shall not be subject to the partition and will continue to be controlled by the Participation Agreement and the JOA, except that there shall be no penalty wells associated with Osage’s election not to participate in the Crow 1-35H and the Toucan 1-24H wells. Slawson has credited the $390,146.00 and $336,196.00 paid for the dry hole costs on the Crows 1-35H and Toucan 1-24H to Osage on the Accounts Receivable and Revenue Offset Worksheet attached hereto as Exhibit “B”.

5. Osage’s Election as to the Fuxa 1-15 SWD and the Spoonbill J-34H. Osage has elected to participate in the drilling of the Fuxa 1-15 SWD and the Spoonbill 1-34H, but has not made any payments of its proportionate share of dry hole or other costs on these wells. Osage hereby revokes its election to participate in these two wells and Slawson agrees to accept the revocation of Osage’s election to participate in the Fuxa 1-15 SWD and the Spoonbill 1-34H. Since the Fuxa 1-15 SWD and the Spoonbill 1-34H are both located on oil and gas leases which comprise part of the Slawson Partitioned Acreage, Osage will have no further interest in the these two wells or the spacing units in which they are located.

6. Interest Accrual on Overdue Account Balances. Osage shall pay to Slawson upon the execution of this Agreement the sum of $151,624.58 for interest due Slawson on Osage’s overdue account, accrued to the date hereof. The interest accrual on overdue account balances has been credited to Slawson on the Accounts Receivable and Revenue Offset Worksheet attached hereto as Exhibit “B”.

7. Payment of Future Drilling, Completion and Operating Expenses. On future wells drilled on lands covered by oil and gas leases and spacing units on which Osage, Slawson, US Energy, MBI and SGI have drilled wells in the Nemaha Ridge Project, as shown on Exhibit “C” hereto (the “JV Lands” ), in which Osage elects to participate, Osage agrees to pay its proportionate share of all future: (i) dry hole costs, as reflected in any approved AFE, (ii) estimated completion costs, and (iii) lease operating expenses, in accordance with the terms and conditions of the Participation Agreement and the JOA.

8. Revenue Distribution. Notwithstanding the agreement between Slawson and Osage dated December 12, 2012, which agreement is hereby terminated, the parties agree that all revenue to be distributed by Slawson to Osage on wells operated by Slawson shall be distributed in accordance with the terms and conditions of the Participation Agreement and the JOA.

9. Partition of Undeveloped Acreage.

A. Slawson, US Energy, MBI and SGI agree to assign all of their right, title and interest in and to the oil and gas leases and force-pooled acreage which are part of the Nemaha Ridge Project and covering lands within the sections described on Exhibit “D” (the “Osage Partitioned Acreage”) to Osage at the Second Closing as defined in Section 22. The assignment shall be effective as of the Effective Date and each assignor shall warrant for itself that its title is free and clear of any and all liens, encumbrances and adverse claims, arising by, through or under it.

B. Osage agrees to assign all of its right, title and interests in and to the oil and gas leases which are part of the Nemaha Ridge Project and covering lands within the sections described on Exhibit “E” (the “Slawson Partitioned Acreage”) to Slawson and U.S. Energy at the Second Closing. Slawson shall thereafter assign to SGI and MGI their proportionate share of the interest assigned to Slawson.

The assignment shall be effective as of the Effective Date and shall warrant that title is free and clear of any and all liens, encumbrances and adverse claims, arising by, through or under Osage.

C. As of the Effective Date, the parties agree to terminate the Participation Agreement and the JOA as to all lands within the Nemaha Ridge Prospect, except for the JV Lands which shall continue to be controlled by the Participation Agreement and JOA. Notwithstanding the foregoing, the Participation Agreement and the JOA shall remain in full force and effect as between Slawson, US Energy, MBI and SGI.

D. Notwithstanding Section 9.C., if a well is proposed that includes partitioned and non- partitioned acreage, the Participation Agreement and the JOA shall apply to that well and the unit in which it is located, provided that any penalty well may only be located in the spacing unit in which the proposed well giving rise to the penalty well is located. If the proposed well is on a 1,280 acre unit, then the penalty well shall be on a proposed 1,280 acre unit. Similarly, if the proposed well is on a 640 acre unit then the proposed penalty well shall be a 640 acre unit. Notwithstanding provisions of this Section 9.D., Osage shall have and retain the right to protest and challenge any application, request or effort to space, pool or otherwise create any unit which includes or affects all or any portion of the Osage Partitioned Acreage. Likewise, any member of the Slawson Group shall have and retain the right to protest and challenge any application, request or effort to space, pool or otherwise create any unit which includes or affects all or any portion of the Slawson Partitioned Acreage

10. Partial Assignment of CREC Contract. Upon payment of the Net Due as reflected on Exhibit “B”, Osage will have paid $747,283.00 as its estimated proportionate share of the Contribution- in-aid of Construction and other fees shown on Exhibit H to the April 12, 2013, Contract Agreement for Purchase of Power between Central Rural Electric Cooperative (“CREC”) and Slawson (the “CREC Contract”). The parties recognize that the Slawson Group’s and Osage’s proportionate share of such costs may increase or decrease based upon CREC’s final allocation of costs for all wells in the area covered by the CREC Contract. Slawson shall deliver to Osage at the Second Closing a partial assignment of the CREC Contract which covers and assigns all of Slawson’s rights thereunder relating to the Osage Partitioned Acreage, including rights to obtain electrical service to the wells shown on Exhibits “A” and “B” of the CREC Contract located upon the following lands:

A. Section 18, Township 17N, Range 2 W

B. Section 19, Township 17N, Range 2 W

C. Section 20, Township 17N, Range 2 W

D. Section 29, Township 17N, Range 2 W

In addition, Slawson shall deliver to Osage at the Second Closing the express written consent of CREC to the partial assignment from Slawson to Osage as required by the CREC Contract.

11. Payment of Well Costs on the Osage Partitioned Acreage. Slawson has incurred but has not invoiced any of the working interest owners for their proportionate share of well costs incurred on future wells to be drilled on the Osage Partitioned Area. Set forth on Exhibit “F” is a listing of these expenses which have been credited to Slawson on the Accounts Receivable and Revenue Offset Worksheet attached hereto as Exhibit “B”. Slawson shall provide Osage all work product associated with such costs, including without limitation all landman and attorney title research, information and opinions.

12. Osage’s Access to Salt Water Disposal Wells. Osage is a joint owner with Slawson and US Energy in the following salt water disposal wells and owns the interest in each well set across the well’s name:

SWD Well Name	Osage’s Interest
Cat in the Hat 2-19 SWD	25%
Davis Farms 1-5 SWD	25%
Krittenbrink 1-36 SWD	25%
Morrisette #2 SWD	20%

Osage shall retain its ownership interest in the foregoing salt water disposal wells and shall have the right to dispose of water from Osage operated wells in which Osage owns an interest and which are located on the Osage Partitioned Acreage. Osage shall also have the right to use any existing and associated rights-of-way or easements which allow the installation of pipelines to connect producing wells or equipment to the salt water disposal wells. If the capacity of the disposal is exceeded, then access to the disposal by third party operators shall be curtailed. If after such curtailment the capacity of the disposal is still exceeded, then Osage’s daily volume allowance shall be reduced to that number of barrels equal to the product of the capacity of the disposal well multiplied by Osage’s percentage ownership interest therein. For instance, if a disposal well capacity is 2,000 bbl/day and Osage has a 25% interest in the disposal well, and if the disposal well is unable to take all of the water which the parties desire to dispose of in the disposal then Osage shall have the right to dispose of 500 bbl of water per day into such disposal well from Osage operated wells in which Osage has an interest and which are located on the Osage Partitioned Acreage. In such event, Osage’s 500 bbl/day allowance will be reduced by the number of barrels of water owned by Osage that are being disposed into the disposal well from wells operated by Slawson and in which Osage is a participating owner.

Osage shall pay Slawson, as Operator of the disposal wells, an amount per barrel of Osage water delivered into the disposal wells from Osage operated wells, equal to that which Slawson is charging its partners for the disposal of water from wells operated by Slawson. Osage shall have the ongoing right to dispose of water into the disposal wells that belong to Osage from wells operated by Slawson. Osage shall pay the same amount per barrel as Slawson is charging the joint account for the disposal of such water into that disposal. Osage shall receive and be credited with its ownership percentage interest in any revenues generated from the operation of the salt water disposal wells and shall bear its ownership percentage interest of all expenses associated with owning and operating the salt water disposal wells.

13. Osage Overriding Royalties on Newly Acquired Acreage. Notwithstanding the ongoing operation of the Participation Agreement as to the JV Lands, Osage shall not be entitled to receive or retain any overriding royalties on any oil and gas leases acquired within the geographical confines of the Nemaha Ridge Prospect after September 1, 2013, or on any forced pooled acreage acquired within the Nemaha Ridge Prospect after that date, except for leases acquired by Osage within the Osage Partitioned Acreage or leases acquired by Osage within the Slawson Partitioned Acreage where the Slawson Group has elected not to exercise its right of first refusal to purchase such acreage from Osage pursuant to Section 20.1.

14. Nemaha Gas Gathering’s Right of First Refusal to Take Osage’s Gas. Osage grants to Nemaha Gas Gathering Systems, LLC, a right of first refusal to transport Osage’s natural gas produced from the Osage Partitioned Area. Nemaha Gas Gathering Systems, LLC is intended to be a third party beneficiary of this covenant.

15. Slawson-Arnold Trade Agreement. Osage shall perform Slawson’s duties and obligations under the Slawson-Arnold trade agreement which is attached hereto as Exhibit “G”, insofar as such agreement covers Sections 7 & 18, Township 17 North, Range 2 West, including but not limited to well timing and disposing of produced water from Arnold’s wells. Osage agrees to indemnify, defend and hold Slawson harmless from any claims which may arise from Osage’s breach of this provision, which shall survive the closing of this Agreement.

16. Apollo and Bootlibav Mortgage Releases. Osage shall deliver to Slawson at the Second Closing, fully executed and notarized mortgage releases of all mortgages in favor of Apollo and Boothbay, including but not limited to the mortgages recorded in Book 2314, Page 367-479, and Book 2312, Page 087-122, respectively, and all supplements and amendments thereto, as well as UCC-1 Termination Statements covering all financing statements filed in favor of Apollo and Boothbay, to the extent that those mortgages and financing statements encumber oil and gas leases and related interests within: (i) the confines of the Slawson Partitioned Acreage, (ii) the Non-Participation well bores, and (iii) the Crow and Toucan wellbores. Further, Osage shall subsequently deliver releases of applicable mortgages and financing statements covering the penalty wellbores as the penalty wellbores are identified by Slawson.

17. Apollo and Boothbay Mortgage Releases Covering Acreage Previously Assigned to Slawson and U.S. Energy. Set forth on Exhibit H is a list of oil and gas leases which were assigned by Osage to Slawson and US Energy after the recording of the Apollo and Boothbay mortgages. At the Second Closing Osage shall deliver to Slawson fully executed and notarized releases of the Apollo and Boothbay mortgages covering the oil and gas leases described on Exhibit “H”.

18. Impact on Existing Producing Properties. Except as provided herein, this Agreement shall have no effect on any of the producing properties on the JV Lands in which the parties own an interest which properties shall remain subject to the Participation Agreement and JOA.

19. Overriding Royalty Assignments Due to Osage. There are currently a number of leases and forced pooled acres which Slawson acquired prior to September 1, 2013 for which the assignments of overriding royalties due Osage have not been made by Slawson. Slawson shall deliver all assignments of overriding royalties due Osage at the Second Closing.

20. Right of First Refusal on Acreage Acquired After the Effective Date in the Partitioned Areas.

20.1. Lease Acquisitions in the Slawson Partitioned Acreage by Osage. Osage grants to Slawson a right of first refusal to purchase, at Osage’s actual out-of-pocket cost, without any reimbursement for brokerage costs, all acreage acquired by Osage after the Effective Date within a section containing Slawson Partitioned Acreage. Such offer shall be made in writing by Osage to Slawson within thirty days after the date the acreage is acquired and shall be accompanied by a copy of the leases acquired and evidence of the actual out-of-pocket costs paid by the acquiring party for the leases. The obligations contained in this Section 20.1 shall last for five (5) years from September 1, 2013, and shall terminate automatically thereafter.

Slawson shall have ten business days after receipt of Osage’s offer within which to notify Osage of its election to purchase the acquired acreage. Failure to notify Osage of its election to purchase the acquired acreage within ten business days of receipt of the offer shall constitute an election by the Slawson Group not to purchase the acquired acreage, in which event Osage shall hold the acquired acreage free and clear of the Participation Agreement, the JOA, this Agreement and any claim of the Slawson Group. Should Slawson elect to purchase the acquired acreage, Slawson shall pay Osage its actual out-of-pocket costs for the acreage within twenty business days of receipt of Osage’s offer and Osage shall cause the acquired acreage to be assigned to Slawson without any overriding royalty interests or other burdens attached by Osage within ten days of receipt of payment. Slawson shall thereafter offer the acquired acreage to the other Members of the Slawson Group in accordance with the Participation Agreement and JOA.

20.2. Lease Acquisitions in the Osage Partitioned Acreage by the Slawson Group. The Slawson Group grants to Osage a right of first refusal to purchase, at the Slawson Group’s actual out-of- pocket cost, without any reimbursement for brokerage costs, acreage acquired by any member of the Slawson Group after the Effective Date within (i) a section containing Osage Partitioned Acreage, or (ii) within Township 17 North, Range 2 West, Logan County, Oklahoma, except for Section 30 thereof. Such offer shall be made in writing by the acquiring party to Osage within thirty days after the date the acreage is acquired and shall be accompanied by a copy of the leases acquired and evidence of the actual out-of- pocket costs paid by the acquiring party for the leases. The obligations contained in this Section 20.2 shall last for five (5) years from September 1, 2013, and shall terminate automatically thereafter.

Osage shall have ten business days after receipt of the acquiring party’s offer within which to notify Slawson of its election to purchase the acquired acreage. Failure to notify Slawson of its election to purchase the acquired acreage within ten business days of receipt of the offer shall constitute an election by Osage not to purchase the acquired acreage, in which event the acquired acreage shall be held free and clear of any claim of Osage or the rights of Osage under the Participation Agreement, the JOA or this Agreement. Should Osage elect to purchase the acquired acreage, Osage shall pay the acquiring party its actual out-of-pocket costs for the acreage within twenty business days of receipt of the acquiring party’s offer and the acquiring party shall cause the acquired acreage to be assigned to Osage without any overriding royalty interests or other burdens attached by the Slawson Group within ten days of receipt of payment.

20.3. Billing to Slawson Group. The Slawson Group agrees among themselves that any acreage acquired by Slawson pursuant to this Section 20, or through direct leasing or through an acquisition will be billed to such parties and assumed and accepted unless Slawson receives written notification to the contrary from a party within 30 days from receipt of an invoice for such acreage.

20.4. Application of Previous Agreements between Slawson, MBI and SGI. Any acreage acquired by the Slawson Group pursuant to Section 20.1 shall, as to the interest acquired by MBI or SGI, be subject to and burdened by the overriding royalty interest of Slawson as previously agreed to between the parties.

20.5. Notice to Slawson Group. Notice to Slawson by Osage shall satisfy the notice requirement to Slawson, US Energy, MBI and SGI. The obligations created by this paragraph shall last for five (5) years from September 1, 2013, and shall terminate automatically thereafter.

21. Data and Information Sharing. Notwithstanding the partition of acreage, the parties agree to continue to exchange and share with one another drilling and production information, reports and data pertaining to each party’s partitioned lands and wells, i.e., Osage will share information pertaining to its partitioned acreage with Slawson and Slawson will share such information pertaining to its partitioned acreage with Osage. For convenience, Osage will provide such information to Slawson, and Slawson shall then provide such information to US Energy, MBI and SGI. The information that is intended to be shared includes but is not limited to the identical information which the parties currently exchange and share in connection with the non-partitioned JV Lands.

22. Closings. The “Initial Closing” as referenced herein shall occur at 10:00 a.m. on October ___, 2013, in the office of ____________________ in Oklahoma City, Oklahoma. At the Initial Closing, the signatures of all of the parties to this Agreement shall be exchanged, the net payment as described in Paragraph 3 shall be wire-transferred by Osage to Slawson on or before 2:00 p.m. (CDT), and upon Slawson’s receipt of the wire transfer, all of the provisions of this Agreement shall become immediately effective except those provisions pertaining to the partition of properties and the release of mortgages. The “Second Closing” shall occur forty-five (45) days after the Initial Closing at 10:00 a.m. in the offices of in Oklahoma City, Oklahoma. If for any reason difficulties should arise which render the parties unable to have the Second Closing within forty-five (45) days, the parties agree to extend the Second Closing date for a reasonable time not to exceed an additional forty-five (45) days. At the Second Closing the release of mortgages required in Sections 16 and 17 shall be delivered and the executed partition assignments required by Sections 9.A. and 9.B. shall be exchanged. The purpose of the Second Closing is to allow adequate time to allow for obtaining and/or preparing the necessary mortgage releases, partition assignments, partial assignment of CREC Contract and assignments of overriding royalty interests as described above.

23. Resolution of Existing Disputes and Subsequent Duty to Account. All of the parties agree to and accept all of the terms and provisions hereof, and agree that this Agreement resolves any and all known disputes among them as of the Effective Date, provided that this provision shall not alter or amend the parties ongoing duties and obligations to pay for their proportionate share of expenses attributable to periods prior to the Effective date, to account for revenue received on behalf of the other from sales of oil or gas prior to the Effective Date, or to account for refunds or credits attributable to periods prior to the Effective Date.

24. Miscellaneous.

24.1 Entire Agreement. This Agreement constitutes the entire agreement between the parties as to the subject matter hereof. There are no verbal understandings, agreements, representations or warranties which are not expressly set forth herein.

24.2. Amendments. This Agreement may not be amended except in writing signed by the parties hereto.

24.3. Severability, hi the event that any provision of this Agreement is deemed by a court of competent jurisdiction to be unenforceable under either state or federal law, then that provision shall be deemed amended to the minimum extent required to comply with such state or federal law.

24.4. Construction of Agreement. The parties acknowledge that each party and its counsel have had the opportunity to review and negotiate the terms and conditions of this Agreement and that the normal rule of construction to the effect that any ambiguities are to be construed against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

24.5. Further Assurances. Each party hereto shall execute and deliver all such further instruments and documents as may reasonably be requested by the other party in order to fully carry out the intent and accomplish the purposes of the Agreement and the transactions referred to therein.

24.6. Choice of Law and Forum Selection. This Agreement shall be construed, governed, interpreted and enforced in accordance with the laws of the state of Oklahoma. Any suit or proceeding hereunder shall be brought exclusively in state or federal courts located in Oklahoma City, Oklahoma. Each party consents to the personal jurisdiction of said state and federal courts and waives any objection that such courts are an inconvenient forum.

24.7. Waiver. Any waiver on the part of any party of any term or condition of this Agreement shall not constitute a precedent or bind any other party to a waiver of any succeeding breach of the same or any other term or condition of this Agreement.

24.8. Counterparts. This Agreement may be executed in one or more counterparts and delivered via facsimile or email, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument. Any signature delivered via facsimile or email shall be deemed to be an original signature hereto.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date set forth above.

SLAWSON EXPLORATION COMPANY, INC.	OSAGE EXPLORATION & DEVELOPMENT, INC.

/s/ Stuart Kowalski	/s/ Kim Bradford
Stuart Kowalski, Vice President	Kim Bradford, President

U.S. ENERGY DEVELOPMENT CORPORATION	MBI OIL & GAS, LLC

/s/ Doug Walch	/s/ Jim Arthaud
Doug Walch, President	Jim Arthaud, President

STEWART GEOLOGICAL, INC.

/s/ Carter Stewart
Carter Stewart, President

EXHIBIT A

NEMAHA RIDGE PROJECT AREA

Township 16 North, Range 3 West—All

Township 16 North, Range 4 West—Sections 1-3, 10-15, 22-27, 34-36

Township 17 North, Range 2 West—All

Township 17 North, Range 3 West—All

Township 17 North, Range 4 West—Sections 1-3, 10-15, 22-27, 34-36

Township 18 North, Range 3 West—All

Township 18 North, Range 4 West—All

Township 19 North, Range 3 West—All

Township 19 North, Range 4 West—All

Township 20 North, Range 3 West— All

Township 20 North, Range 4 West— All

EXHIBIT B

ACCOUNTS RECEIVABLE AND REVENUE OFFSET WORKSHEET

Invoice #	Invoice Date	Amount
130910	10/10/2013	$5,004,760.63
130911	10/11/2013	$8,121.63
130811	09/11/2013	$(3,153,411.47) (1)
130812	09/12/2013	$(1,358,434.16)
130813	09/12/2013	$(597.64)
330902	10/02/2013	$95,890.82
330918	09/18/2013	$(2,475.00)
330804	09/04/2013	$26,335.00
130712	08/12/2013	$2,216,099.71
330702	08/02/2013	$44,854.71
130610	07/10/2013	$1,645,999.66
330601	07/01/2013	$122,180.69
130511	06/11/2013	$1,198,159.54 (2)
330502	06/04/2013	$41,640.32
330130	01/30/2013	$13,727.50
330127	01/25/2013	$(15,251.95)
221126	11/28/2012	$(38,870.47) (3)
Revenue Applied	09/16/2013	$(1,078,224.50)
Total		$4,770,505.02

Interest Accrual to SECI		$151,624.58
Electric Grid		$747,283.00
Partitioned well costs		$167,707.53
Less Crow Payment		$(390,146.00)
Less Toucan Payment		$(336,196.00)
Less 10/15/2013 Revenue		$(843,733.79) (4)

Net Due on 10/11/2013		$4,267,044.34

Notes:

(1) Net of Crow and Electric Grid charges

(2) Net of Snipe 1-19 payment on 6/18/2013

(3) Osage paid the actual well completion costs on Chambers 1-5 billed on 12/10/12 and 1/11/13 and then the entire prebill on 3/7/2013 therefore double paying $38,870.47

(4) Does not include the Snipe 1-19, Snipe 1-30, McPhail 2-19, Blue Jay 1-13 as those revenues will be payable on the 11/15/2013 check write.

EXHIBIT C

JOINT VENTURE LANDS

Sec-Twp-Rge

05-16N-03W

05-17N-03W

06-17N-03W

08-17N-03W

09-17N-03W

15-17N-03W

16-17N-03W

17-17N-03W

19-17N-03W

20-17N-03W

21-17N-03W

23-17N-03W

24-17N-03W

25-17N-03W

26-17N-03W

27-17N-03W

28-17N-03W

29-17N-03W

30-17N-03W

36-17N-03W

24-17N-04W

18-18N-03W

19-18N-03W

30-18N-03W

01-18N-04W

02-18N-04W

13-18N-04W

35-19N-04W

36-19N-04W

EXHIBIT D

OSAGE PARTITIONED ACREAGE

EXHIBIT “D”

OSAGE PARTITIONED LANDS

Sec-Twp-Rge	County, State	Net Acres
01-16N-03W	Logan County, OK	79.88
02-16N-03W	Logan County, OK	251.14
03-16N-03W	Logan County, OK	239.70
10-16N-03W	Logan County, OK	12.36
11-16N-03W	Logan County, OK	173.96
12-16N-03W	Logan County, OK	30.00
01-16N-04W	Logan County, OK	56.28
02-16N-04W	Logan County, OK	40.25
03-16N-04W	Logan County, OK	125.11
10-16N-04W	Logan County, OK	288.17
04-17N-02W	Logan County, OK	4.50
05-17N-02W	Logan County, OK	0.01
07-17N-02W	Logan County, OK	129.67
08-17N-02W	Logan County, OK	94.41
09-17N-02W	Logan County, OK	275.66
18-17N-02W	Logan County, OK	424.32
19-17N-02W	Logan County, OK	386.09
20-17N-02W	Logan County, OK	429.98
27-17N-02W	Logan County, OK	190.90
28-17N-02W	Logan County, OK	74.20
29-17N-02W	Logan County, OK	285.27
31-17N-02W	Logan County, OK	26.46
03-17N-03W	Logan County, OK	20.56
07-17N-04W	Logan County, OK	3.00
08-17N-04W	Logan County, OK	3.32
16-17N-04W	Logan County, OK	1.50
17-17N-04W	Logan County, OK	1.38
30-17N-04W	Logan County, OK	6.76
34-18N-03W	Logan County, OK	7.50
13-19N-03W	Logan County, OK	98.57

		3.760.91

EXHIBIT E

SLAWSON’S PARTITIONED ACREAGE

Sec-Twp-Rge	County, State	Net Acres
04-16N-03W	Logan County, OK	65.00
06-16N-03W	Logan County, OK	64.90
08-16N-03W	Logan County, OK	142.48
09-16N-03W	Logan County, OK	151.19
30-17N-02W	Logan County, OK	155.50
04-17N-03W	Logan County, OK	42.09
10-17N-03W	Logan County, OK	38.20
14-17N-03W	Logan County, OK	102.38
18-17N-03W	Logan County, OK	104.45
22-17N-03W	Logan County, OK	55.75
34-17N-03W	Logan County, OK	58.96
35-17N-03W	Logan County, OK	123.34
01-17N-04W	Logan County, OK	20.13
03-17N-04W	Logan County, OK	11.13
09-17N-04W	Logan County, OK	28.28
10-17N-04W	Logan County, OK	111.40
11-17N-04W	Logan County, OK	22.31
12-17N-04W	Logan County, OK	145.64
13-17N-04W	Logan County, OK	26.29
14-17N-04W	Logan County, OK	6.36
15-17N-04W	Logan County, OK	28.49
18-17N-04W	Logan County, OK	7.77
25-17N-04W	Logan County, OK	51.18
27-17N-04W	Logan County, OK	55.00
34-17N-04W	Logan County, OK	31.50
06-18N-03W	Logan County, OK	20.01
07-18N-03W	Logan County, OK	38.22
10-18N-03W	Logan County, OK	7.50
31-18N-03W	Logan County, OK	6.25
03-18N-04W	Logan County, OK	25.30
10-18N-04W	Logan County, OK	38.40
11-18N-04W	Logan County, OK	159.23
12-18N-04W	Logan County, OK	76.71
14-18N-04W	Logan County, OK	54.43
15-18N-04W	Logan County, OK	63.76
22-18N-04W	Logan County, OK	87.78
23-18N-04W	Logan County, OK	31.96
24-18N-04W	Logan County, OK	16.78

25-18N-04W	Logan County, OK	38.18
27-18N-04W	Logan County, OK	40.01
30-18N-04W	Logan County, OK	2.25
32-18N-04W	Logan County, OK	2.50
34-18N-04W	Logan County, OK	46.67
35-18N-04W	Logan County, OK	45.88
36-18N-04W	Logan County, OK	42.75
09-19N-04W	Logan County, OK	154.37
10-19 N-04W	Logan County, OK	100.00
15-19N-04W	Logan County, OK	160.00
16-19N-04W	Logan County, OK	158.44
21-19N-04W	Logan County, OK	77.05
27-19N-04W	Logan County, OK	53.33
34-19N-04W	Logan County, OK	101.71
02-20N-03W	Garfield County, OK	40.00
10-20N-03W	Garfield County, OK	20.00
11-20N-03W	Garfield County, OK	80.00
14-20N-03W	Garfield County, OK	120.00
15-20N-03W	Garfield County, OK	120.00
22-20N-03W	Garfield County, OK	79.99

		3,759.18

EXHIBIT F

WELL COSTS ON OSAGE PARTITIONED ACREAGE

Benelli sbe 1-27H	$2,419.72
Browning 1-18H	$49,468.14
Lily 1-3H	$26,679.26
LL Tontz 1-19H (Winchester 1-19H)	$43,654.80
Mossberg 1-31H	$6,321.73
Pansy 1-11H	$693.57
Peony 1-2H	$8,277.89
Peony 1-1 OH	$3,218.15
Remington 1-29H	$12,065.49
Rose 1-1 OH	$3,056.30
Titmouse 1-20H	$11,852.48
Total:	$167,707.53

EXHIBIT G

SLAWSON-ARNOLD TRADE AGREEMENT

EXHIBIT G

PARTICIPATION AGREEMENT

LOGAN COUNTY, OKLAHOMA

THIS PARTICIPATION AGREEMENT (“Agreement”), entered into effective the 1st day of November, 2012, is by and between Slawson Exploration Company, Inc., a Kansas corporation, whose principal place of business is 727 North Waco, Suite 400, Wichita, Kansas, 67203 (hereafter “SECI”), and Arnold Oil Properties, L.L.C., with an address of 5600 N. May Avenue, Suite 125, Oklahoma City, OK 73112 (hereafter “AOP”). SECI and AOP shall sometimes be referred to herein individually as a “Party” and collectively as the “Parties.’1

WHEREAS, AOP has acquired, or is in the process of acquiring, certain leasehold and force pooled interests covering Covington working interest owners within Sections 7 and 18 of Township 17 North, Range 2 West, Logan County Oklahoma, said interests being limited to the Mississippi and Woodford formations and excluding existing wellbores (“Covington Leases”), all described on Exhibit A ; and,

WHEREAS, AOP and SECI wish to acquire the Covington Leases pursuant to the provisions of this Agreement and the agreements through which AOP acquires leasehold rights.

NOW THEREFORE, the Parties, for the mutual promises contained herein and other good and valuable consideration, the sufficiency which is hereby acknowledged, do hereby contract and agree as follows:

1.	In the consideration of the mutual benefits of this acquisition SECI and AOP shall jointly acquire all right, title and interest in and to the Covington Leases in the percentages set forth herein. It is the intent herein that any interest in the Covington Leases acquired by either SECI or AOP will be shared and assigned as stated herein.

2	AOP and SECI do jointly agree that the Covington Leases shall be segregated into sections 7 and 18 and be owned by each Party in the percentages set forth below:

Section 7, T17N, R2W:	Slawson Exploration Company, Inc. 0%

Arnold Oil Properties, L. L. C. 100%

Section 18, T17N, R2W:	Slawson Exploration Company, Inc. x %

Arnold Oil Properties, L. L. C. y %

The calculations for percentage interest of SECI and AOP in Sections 7 and 18 shall be based on the number of net leasehold acres the Covington group assigns to SECI and AOP, and that the Covington group percentage interest assigned is uniform in both Sections 7 and 18, recognizing the number of total acres owned by the Covington group are different in Sections 7 and 18. The calculations for Section 18 percentage interest, shown above as “x” and “y” shall be based on the following example:

If the Covington group has a total of 780 acres in Sections 7 (320 acres) and 18 (460 acres) and they elect to assign 75% of their position to SECI and AOP, then in Section 7, SECI gets 0 acres and AOP would get 240 acres (320 x 75%) and in Section 18, where Covington group has 460 acres in this example, SECI would get 187,5 acres (250 acres x 75%) and AOP would get 157.5 acres (210 acres x 75%). The constant factor in this formula for Section 18 is that SECI would get 250 acres, less the proportionate Covington election to participate, in Section 18. The formula will be calculated on the actual number of acres owned by the Covington group in Sections 7 and 18.

3.	The cash consideration for the leasehold and force pooled interest shall be at cost actually paid by AOP or SECI, being no more than $1,000.00 per net acre. Payment for Assignee’s proportionate share of cash consideration due shall be made by Assignee to Assignor by U.S. Mail or wire transfer within five (5) days of receipt of the Assignment by Assignee.

4.	The acquiring party shall make assignment to the other party in an assignment on the form of assignment attached hereto as Exhibit “B”. Each party will support AOP as Operator of Section 7 and SECI as Operator of Section 18.

5.	SECI shall endeavor to drill a Horizontal Mississippian or Woodford well in Section 18, T17N, R2W on the Covington Leases or lands pooled therewith prior to December 31, 2013. AOP shall endeavor to drill a Horizontal Mississippian or Woodford well in Section 7, T17N, R2W on the Covington Leases or lands pooled therewith within six months after SECI fracs its initial well in Section 18, T17N, R2W.

6.	Net Revenue Interest: AOP and SECI shall be entitled to the net revenue interest assigned in the Covington Leases.

7.	Force Pooled Leases to be acquired: AOP and SECI shall share prorate on any oil and gas leases acquired in the Force Pooling proceedings for Section 7 and 18 based on the working interest of each party in each section. Covington’s existing force pooled rights do not include Woodford rights. AOP’s agreement with Covington group requires AOP to assign the same overriding royalty retained by the parties as in their Mississippi rights and SECI agrees to make any necessary assignments of overriding royalty in accordance with said agreement.

8.	SECI agrees to dispose of 100% of AOP’s share of water recovered from or produced by wells drilled in Sections 7 or 18, T17N, R2W delivered by AOP a Disposal well drilled by SECI. SECI will be responsible for all costs associated with drilling and operating said Disposal well and will charge AOP $ 1.00 per barrel for said water delivered by AOP to the disposal well. Said fee shall remain $1.00 per barrel for a term of five years. At the end of said five year period, SECI has the option to escalate the fee by five percent annually.

9.	Notices: All notices required hereunder shall be considered given when delivered personally or when sent by e-mail, facsimile, or US. Mail properly addressed as follows:

Slawson Exploration Company, Inc,

727 North Waco, Suite 400

Wichita, KS 67203

Attn: Coni Stokes

Phone:(316)263-3201

Fax: (316) 268-0702

Arnold Oil Properties, L.L.C.

5600 N. May Avenue, Suite 125

Oklahoma City, OK 73112

Attn: Blake Arnold

Phone: 405/842-1488, ext. 202 Fax:

405/842-1670

Notwithstanding the foregoing, notices or deliveries by U. S. Mail shall be deemed given or made only upon receipt by the addressee. Any Party to this Agreement may change its mailing address, telephone number, facsimile number, or email address for notice hereunder effective the thirtieth (30th) day after the giving of notice of such change in accordance with the provisions of this paragraph,

10.	Miscellaneous Provisions:

Subject to the other provisions of this Agreement, this Agreement and all provisions hereof shall inure to the benefit of and be binding upon not only the Parties, but their respective heirs, successors, and assigns. The Parties may assign their rights, duties, and obligations hereunder, so long as any assignment by a Party hereto is expressly made subject to the terms and conditions herein contained.

A	The paragraph headings of this Agreement are inserted for convenience only and should not be considered a part of this Agreement or used in its interpretation.

B	This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma,

C	The provisions of this Agreement are intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the legality or validity of the remainder of this Agreement

D	This Agreement constitutes the entire understanding of the Parties in respect to the subject matter hereof, in lieu of any prior agreement, and no amendment, modification, or alteration of the terms hereof shall be binding unless the same be in writing and signed by the Party(ies) against whom/which it is sought to be enforced.

E	This Agreement may be signed in counterparts, which, when taken together, shall have the effect of a single instrument This Agreement, however, shall not be binding on any Party unless and until a single original or counterparts, of this Agreement have been signed by all Parties named therein. A printed faxed or scanned copy shall be deemed to be the equivalent of an original,

F.	This Agreement shall be binding on the parties hereto, their successors and assigns.

EXECUTED as of the day and year first above written.

Slawson Exploration Company, Inc.

/s/ F. David King
F. David King
Agent and Attorney-in-Fact

Arnold Oil Properties, L. L. C.

/s/ Blake Arnold
Blake Arnold, Manager

Exhibit “A”

Attached to and made a part of that certain Participation Agreement dated November 1, 2012, by and between Slawson Exploration Company, Inc. a Kansas corporation, and Arnold Oil Properties, L.L.C.

LOGAN COUNTY, OKLAHOMA

Lessor	Lessee	Lease Date	Book	Page	Legal Description
Norval R. Gooch and Etta Dusa Gooch, husband and wife	Eugene C. Covington	8/20/2004	1814	314	Lots 3 and 4 and the E/2 SW/4 of Section 7- 17N-2W

Robert Ray Gooch	Eugene C. Covington	8/20/2004	1814	312	Lot 4 and the SE/4 SW/4 of Section 7-17N-2W

Lou Ellen Daniels	Eugene C. Covington	8/20/2004	1814	316	Lot 4 and the SE/4 SW/4 of Section 7-17N-2W

Doyle Ray Gooch	Eugene C. Covington	9/10/2004	1819	513	Lot 4 and the SE/4 SW/4 of Section 7-17N-2W

Susan Jean Lawrance	Eugene C. Covington	10/6/2004	1821	742	Lot 4 and the SE/4 SW/4 of Section 7-17N-2W

Betty Abell	Eugene C. Covington	4/8/2005	1857	7	SE/4 of Section 7-17N-2W

Norval R. Gooch and Etta Dusa Gooch, husband and wife	Eugene C. Covington	4/8/2005	1857	9	SE/4 of Section 7-17N-2W

Ralph James McCracken	Eugene C. Covington	4/25/2005	1857	11	SE/4 of Section 7-17N-2W

Jack D. McCracken, Jr.	Eugene C. Covington	4/25/2005	1860	387	SE/4 of Section 7-17N-2W

Mary Agnes McCracken	Eugene C. Covington	4/25/2005	1868	239	SE/4 of Section 7-17N-2W

Helene Dunmire	Eugene C. Covington	4/15/2005	1868	237	SE/4 of section 7-17N-2W

Eugene E. McCracken	Eugene C. Covington	4/15/2005	1857	5	SE/4 of Section 7-17N-2W

Patricia A. Sherwin	Eugene C. Covington	4/15/2005	1874	708	SE/4 of Section 7-17N-2W

Donald L. McCracken	Eugene C. Covington	4/15/2005	1864	234	SE/4 of Section 7-17N-2W

Helena Pond Bayer	Eugene C. Covington	6/27/2005	1874	699	SE/4 of Section 7-17N-2W

Exhibit “A”

Attached to and made a part of that certain Participation Agreement dated November 1, 2012, by and between Slawson Exploration Company, Inc., a Kansas corporation, and Arnold Oil Properties, L.L.C.

LOGAN COUNTY, OKLAHOMA

Lessor	Lessee	Lease Date	Book	Page	Legal Description
Nancy Pond Spicer	Eugene C. Covington	7/7/2005	1874	706	SE/4 of Section 7-17N-2W

Charley Pond	Eugene C. Covington	7/7/2005	1874	704	SE/4 of Section 7-17N-2W

Jack Hetrick and Paulyne Hetrick, husband and wife	Eugene C. Covington	7/28/2005	1885	45	SE/4 of Section 7-17N-2W

Josephine Leta Maue	Eugene C. Covington	7/29/2005	1911	379	SE/4 of Section 7-17N-2W

Richard A. Lybarger	Eugene C. Covington	7/28/2005	1952	386	SE/4 of Section 7-17N-2W

Edmund J. Cook	Eugene C. Covington	7/29/2005	1942	91	SE/4 of Section 7-17N-2W

Bryan R. Lybarger	Eugene C. Covington	7/28/2006	1953	85	SE/4 of Section 7-17N-2W

Hagood Morris and Maijorie Morris, husband and wife	Eugene C. Covington	8/5/2005	1885	43	SE/4 of Section 7-17N-2W

Force Pooling Order No. 544740	Applicant: Covington Oil CO., Inc.	9/27/2007			SE/4 of Section 7-17N-2W

Frank G. Gatchell and Carol F. Gatchell, Co- Trustees of the Gatchell 1990 Revocable Trust dated 8/21/90	Eugene C. Covington	8/26/2004	1814	318	Lots 1 and 2 and E/2 NW/4 of Section 18-17N- 2W

Claudette G.L. Landess	Eugene C. Covington	8/29/2004	1816	427	Lots 1 and 2 and E/2 NW/4 of Section 18-17N- 2W
Agnes L. Bittman, Trustee of the Claudia and Claire Trust No. 1	Eugene C. Covington	8/29/2004	1816	425	Lots 1 and 2 and E/2 NW/4 of Section 18-17N- 2W

Oklahoma State University Foundation	Eugene C. Covington	10/8/2004	1821	248	Lot 1 and the E/2 NW/4 of Section 18-17N-2W

Janice M. Waters, Trustee	Eugene C. Covington	9/13/2004	1819	524	Lot 1 and the E/2 NW/4 of Section 18-17N-2W

Exhibit “A”

Attached to and made a part of that certain Participation Agreement dated November 1, 2012. by and between Slawson Exploration Company, Inc., a Kansas corporation, and Arnold Oil Properties, LLC.

LOGAN COUNTY, OKLAHOMA

Lessor	Lessee	Lease Date	Book	Page	Legal Description
Larry A. Morgan	Eugene C, Covington	9/13/2004	1819	515	Lot 1 and the E/2 NW/4 of Section 18-17N-2W

Gary Morgan	Eugene C. Covington	9/13/2004	1821	559	Lot 1 and the E/2 NW/4 of Section 16-17N-2W

Robert H. Seeds and Patricia A. Seeds, husband and wife	Eugene C. Covington	8/29/2004	1819	518	Lot 2 of Section 18-17N-2W

Loretta Ann Oliver	Eugene C. Covington	9/28/2004	1819	520	Lot 2 of the NW/4 of Section 18-17N-2W

William H. Martin	Eugene C. Covington	9/28/2004	1819	522	Lot 2 of the NW/4 of Section 18-17N-2W

Justin Brawley and Tonya Evatt Brawley, husband and wife	Eugene C. Covington	2/10/2006	1911	375	Lot 1 and the E/2 NW/4 and the NE/4 of Section 18-17N-2W

Susan Jean Lawrence	Eugene C. Covington	4/11/2005	1857	14	NE/4 of Section 18-17N-2W

Doyle Ray Gooch	Eugene C. Covington	4/11/2005	1857	20	NE/4 of Section 18-17N-2W

Lou Ellen Oaniels	Eugene C. Covington	4/11/2005	1857	22	NE/4 of Section 10-17N-2W

Ralph James McCracken	Eugene C. Covington	4/25/2005	1857	28	NE/4 of Section 18-17N-2W

Jack D. McCracken. Jr.	Eugene C. Covington	4/25/2005	1860	389	NE/4 of Section 18-17N-2W

Robert Ray Gooch	Eugene C. Covington	4/11/2005	1857	32	NE/4 of Section 18-17N-2W

Jacquelyn Gooch, wife of Robert Ray Gooch	Eugene C. Covington	8/17/2006	1952	396	NE/4 of Section 18-17N-2W

Betty Abell	Eugene C. Covington	4/8/2005	1857	34	NE/4 of Section 18-17N-2W

Eugene E. McCracken	Eugene C. Covington	4/15/2005	1857	38	NE/4 of Section 18-17N-2W

Exhibit “A”

Attached to and made a part of that certain Participation Agreement dated November 1. 2012, by and between Slawson Exploration Company. Inc., a Kansas corporation, and Arnold Oil Properties, LLC.

LOGAN COUNTY, OKLAHOMA

Lessor	Lessee	Lease Date	Book	Page	Legal Description
Donald L. McCracken	Eugene C. Covington	4/15/2005	1864	236	NE/4 of Section 18-17N-2W

Helene L Dunmire	Eugene C. Covington	4/15/2005	1868	245	NE/4 of Section 18-17N-2W

Patricia A. Sherwin	Eugene C. Covington	4/15/2005	1885	47	NE/4 of Section 18-17N-2W

Mary Agnes McCracken	Eugene C. Covington	4/25/2005	1864	238	NE/4 of Section 18-17N-2W

Billy Eugene Bradford	Eugene C. Covington	5/26/2005	1864	242	NE/4 of Section 18-17N-2W

Hagood Moms and Marjorie Morris, husband and wife	Eugene C. Covington	8/5/2005	1885	51	NE/4 of Section 18-17N-2W

Edward J. Slattery, Bishop of the Roman Catholic Diocese of Tulsa, Oklahoma	Eugene C. Covington	5/2/2005	1860	379	NE/4 of Section 18-17N-2W

Judy Lee Carson and Bettye Jo Dorough, Co- Trustees of the Judy Lee Carson Revocable Living Trust dated 9/1/95	Eugene C. Covington	5/3/2005	1864	240	NE/4 of Section 18-17N-2W

Kenneth Gene Oliver and Marion R. Oliver, Co-Trustees of the Oliver Trust	Eugene C. Covington	6/1/2005	1868	247	NE/4 of Section 18-17N-2W

Nancy Pond Spicer	Eugene C. Covington	7/7/2005	1874	816	NE/4 of Section 18-17N-2W

Charley Pond	Eugene C. Covington	7/7/2005	1874	718	NE/4 of Section 18-17N-2W

Helena Pond Bayer	Eugene C. Covington	7/27/2005	1874	720	NE/4 of Section 18-17N-2W

Jack K. Hetrick and Paulyne Hetrick	Eugene C. Covington	7/28/2005	1885	49	NE/4 of Section 18-17N-2W

Josephine Leta Maue	Eugene C. Covington	7/29/2005	1911	381	NE/4 of Section 18-17N-2W

Carolyn Savage	Eugene C. Covington	8/22/2005	1878	63	NE/4 of Section 18-17N-2W

Exhibit “A”

Attached to and made a part of that certain Participation Agreement dated November 1. 2012, by and between Slawson Exploration Company. Inc., a Kansas corporation, and Arnold Oil Properties, LLC.

LOGAN COUNTY, OKLAHOMA

Lessor	Lessee	Lease Date	Book	Page	Legal Description
Midfirst Trust Company, Successor Trustee of the Mildred Louise McCracken Revocable Trust dated 3/25/96	Eugene C. Covington	6/3/2005	1878	598	NE/4 of Section 18-17N-2W

Fred E. Garrett and E. Sue Garrett	Eugene C. Covington	5/5/2005	1911	383	NE/4 of Section 1&-17N-2W

Richard A. Lybarger	Eugene C. Covington	7/28/2005	1952	392	NE/4 of Section 18-17N-2W

Bryan R. Lybarger	Eugene C. Covington	7/28/2006	1953	87	NE/4 of Section 18-17N-2W

Edmund J. Cook	Eugene C. Covington	7/29/2005	1942	93	NE/4 of Section 18-17N-2W

Kenton Bradford Duncan, Jr.	Eugene C. Covington	7/20/2006	1947	441	NE/4 of Section 18-17N-2W

Thomas Walter Duncan	Eugene C. Covington	7/20/2006	1947	443	NE/4 of Section 18-17N-2W

Dana Lynn Huffman, formerly Dimsdale	Eugene C. Covington	7/20/2006	1947	437	NE/4 Of Section 18-17N-2W

Kimalea Moore	Eugene C. Covington	7/20/2006	1958	353	NE/4 Of Section 18-17N-2W

C. Allen Walter	Eugene C. Covington	7/20/2006	1952	394	NE/4 of Section 18-17N-2W

John Edward Walter	Eugene C. Covington	7/22/2006	1952	398	NE/4 of Section 18-17N-2W

Dana Lynn Huffman and Kenton Bradford Duncan, Jr.. Co-Trustees of the Betty Walter Duncan Loving Trust, for the benefit of Lisa Germaine Duncan	Eugene C. Covington	7/20/2006	1947	439	NE/4 of Section 18-17N-2W

Chas. A. Neal & Company	James C. Endicott	9/5/2006	1951	451	NE/4 of Section 18-17N-2W

Arthemise Poyner Jackson. Trustee of the Arthemise Poyner Jackson Revocable Trust	Eugene C. Covington	9/5/2006	1952	390	NE/4 of Section 18-17N-2W

Pleasant P. Mann, a/k/a P.P. Mann	Eugene C. Covington	7/5/2006	1942	95	NE/4 of Section 1&-17N-2W

Exhibit “A”

Attached to and made a part of that certain Participation Agreement dated November 1.2012. by and between Slawson Exploration Company. Inc., a Kansas corporation, and Arnold Oil Properties, L.L.C.

LOGAN COUNTY, OKLAHOMA

Lessor	Lessee	Lease Date	Book	Page	Legal Description
PEC Minerals, LP (formerly known as Sempra Energy Production Company)	Covington Oil Co., Inc.	10/1/2006	1978	241	NE/4 of Section 18-17N-2W

ECC, LLC and JFC Minerals, LLC	Eugene C. Covington	11/15/2006	1978	239	NE/4 of Section 18-17N-2W

Lou Ellen Daniels	Eugene C. Covington	4/11/2005	1857	24	SE/4 of Section 18-17N-2W

Robert Ray Gooch	Eugene C. Covington	4/11/2005	1857	30	SE/4 of Section 18-17N-2W

Ron Plagg and Juanita Plagg, husband and wife	Eugene C. Covington	4/13/2005	1857	26	SE/4 of Section 18-17N-2W

Susan Jean Lawrence	Eugene C. Covington	4/11/2005	1857	16	SE/4 of Section 18-17N-2W

Doyle Ray Gooch (Charlie W. Biggs and Imogene Biggs, husband and wife)	Eugene C. Covington	4/11/2005	1857	18	SE/4 of Section 18-17N-2W

Marjorie E. Welch	Eugene C. Covington	7/10/2005	1874	710	W/2 SE/4 of Section 18-17N-2W

Roberta S. Hollen	Eugene C. Covington	7/10/2005	1874	712	W/2 SE/4 of Section 18-17N-2W

Daryl M. Reeser	Eugene C. Covington	7/10/2005	1874	714	W/2 SE/4 of Section 18-17N-2W

Raymond J. Roberts	Eugene C. Covington	7/10/2005	1878	601	W/2 SE/4 of Section 18-17N-2W

Deborah Kay Barton	Eugene C. Covington	8/25/2005	1911	377	W/2 SE/4 of Section 18-17N-2W

Loyce Lynn Reid	Eugene C. Covington	9/5/2006	1957	244	W/2 SE/4 of Section 18-17N-2W

Linda L Roberts	Eugene C. Covington	10/14/2006	1967	229	W/2 SE/4 of Section 18-17N-2W

Larry Allison	Eugene C. Covington	1/9/2007	1975	288	W/2 SE/4 of Section 18-17N-2W

Force Pooling Order No. 515612	Applicant Covington Oil Company, Inc.	11/29/2005			NW/4 Section 18-17N-2W

Exhibit “A”

Attached to and made a part of that certain Participation Agreement dated November 1.2012. by and between Slawson Exploration Company. Inc., a Kansas corporation, and Arnold Oil Properties, L.L.C.

LOGAN COUNTY, OKLAHOMA

Lessor	Lessee	Lease Date	Book	Page	Legal Description
Force Pooling Order No. 529518	Applicant: Inc. Covington Oil Co.,	9/11/2005			NE/4 Section 18-17 ‘N-2W
Force Pooling Order No. 535457	Applicant: Inc. Covington Oil Co,,	2/13/2007			SE/4 Section 18-17 N-2W

ADDENDUM TO EXHIBIT G

Stuart Kowalski

From:	Joe Vaughan
Sent:	Monday, September 30, 2013 11:02 AM
To:	David King
Subject:	FW: Browning 1-18H, Section 18-17N-2W, Logan Co., OK

Joseph C. Vaughan

Senior Landman

Slawson Exploration Company, Inc.

204 N. Robinson, Suite 2300

Oklahoma City, OK 73102

jvaughan@slawsoncompanies.com

Direct:	(405)609-1651
Office:	(405)232-0201
Cell:	(405) 312-8527

From: Diana Wickham [mailto:dwickham@arnoldoil.net]

Sent: Monday, July 29, 2013 8:31 AM

To: Joe Vaughan

Cc: David King; Blake Arnold

Subject: RE: Browning 1-18H, Section 18-17N-2W, Logan Co., OK

Joe,

It is acceptable with Arnold to postpone drilling the first well in Section 18-17N-2W in the 2nd Quarter of 2014.

Diana Wickham, CPL

Land Manager, Arnold Oil Properties, L.L.C.

5600 N. May Avenue, Suite 125, Oklahoma City, OK 73112

Ph: 405/842-1488, ext. 202 / Fax: 405/842-1670

dwickham@arnoldoil.net

From: Joseph Vaughan [mailto:jvauqhan@slawsoncompanies.com]

Sent: Friday, July 26, 2013 9:06 AM

To: Diana Wickham

Cc: David King

Subject: Browning 1-18H, Section 18-17N-2W, Logan Co., OK

Diana:

I am advised by Steve Slawson that he had a conversation with Mr. Arnold regarding the timing of our plans to drill the Browning 1-18H. It is my understanding that if Slawson was not planning to drill the well by the end of this calendar year, that Arnold Oil Properties, L.L.C. would prefer that we put off drilling until at least the 2nd Quarter of 2014. Given our current rig schedule, we don’t anticipate drilling this well before the 2nd Quarter of next year. Please advise whether or not this is acceptable to your company.

Joseph C. Vaughan

Senior Landman

Slawson Exploration Company, Inc.

204 N. Robinson, Suite 2300

Oklahoma City, OK 73102

jvaughan@slawsoncompanies.com

Direct:	(405)609-1651
Office:	(405)232-0201
Cell:	(405) 312-8527

From: Diana Wickham [mailto:dwickham@arnoldoil.net]

Sent: Monday, June 03, 2013 10:17 AM

To: David King; Joe Vaughan

Subject: Browning 1-18H; Section 18-17N-2W, Logan Co., OK

Good morning David and Joe,

We are updating our budget for the remainder of 2013. Do you have any updated information regarding Slawson’s plans to drill a Miss horizontal in the referenced Section?

I know from speaking to Joe a couple of weeks ago that you have a drilling opinion on the Section and plan to start Commission work.

We would prefer Slawson drill the well this year. I realize you have a big drilling program in the area and this is just one well in your inventory. But we would appreciate if you can give us an idea of your estimated timing for the well at this point.

Thanks! I look forward to hearing from you.

Diana Wickham, CPL

Land Manager, .Arnold Oil Properties, L.L.C.

5600 N. May Avenue, Suite 125, Oklahoma City, OK 73112

Ph: 405/842-1488, ext. 202 / Fax: 405/842-1670

dwickham@arnoIdoil.net

EXHIBIT H

APOLLO AND BOOTHBAY MORTGAGE RELEASES NEEDED COVERING ACREAGE PREVIOUSLY ASSIGNED TO SLAWSON

EXHIBIT “H”

County/State: LOGAN, OKLAHOMA

Lease #:	OK 10375 C
Lease Date:	1/26/2011
Lessor:	BRANDENBURG, R DEAN
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 16 NORTH, RANGE 3 WEST
SECTION 5: LOTS 1 AND 2, AND THE S/2 NE/4
Recording:	2237 516

Lease #:	OK 10502 C
Lease Date;	3/1/2012
Lessor:	BRANCH, MARILYN SMITH TRUST
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 3 WEST
SECTION 3: E/2 SE/4, W/2 SE/4
Recording:	2306 283

Lease #:	OK 10502 D
Lease Date:	3/1/2012
Lessor:	SMITH FAMILY TRUST
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 3 WEST
SECTION 3: E/2 SE/4, W/2 SE/4
Recording:	2306 286

Lease #:	OK 10606 C
Lease Date:	2/20/2012
Lessor:	GOOCH, EDDIE LEON
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 3 WEST
SECTION 14: SE/4 NE/4, S/2 SW/4 NE/4
Recording:	2306 298

Lease #:	OK 10626 A
Lease Date:	1/20/2012
Lessor:	KLEIN, CARL B
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 3 WEST
SECTION 14: N2/3 NE/4 NE/4 & N2/3 E/2 NW/4 NE/4
Recording:	2306 295

Lease #:	OK 10626 B
Lease Date:	3/1/2012
Lessor:	BRANCH, MARILYN SMITH TRUST
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 3 WEST
SECTION 14: N2/3 NE/4 NE/4 & N2/3 E/2 NW/4 NE/4
Recording:	2306 289

Lease #:	OK 10626 C
Lease Date:	3/1/2012
Lessor:	SMITH FAMILY TRUST
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 3 WEST
SECTION 14: N2/3 NE/4 NE/4 & N2/3 E/2 NW/4 NE/4
Recording:	2306 292

Lease #:	OK 10629 A
Lease Date:	3/6/2012
Lessor:	SMITH FAMILY TRUST
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 3 WEST
SECTION 19: LOT 1, LOT 2 & E/2 NW/4
Recording:	2306 304

Lease #:	OK 10629 B
Lease Date:	3/6/2012
Lessor:	BRANCH, MARILYN SMITH TRUST
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 3 WEST
SECTION 19: LOT 1, LOT 2 S E/2 NW/4
Recording:	2306 301

Lease #:	OK 10630 A
Lease Date:	3/15/2012
Lessor:	GATCHELL JOINT REV TR
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 3 WEST
SECTION 23: NW/4
Recording:	2306 311

Lease #:	OK 10630 B
Lease Date	3/15/2012
Lessor:	WATERS, JANICE M REV TR
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 3 WEST
SECTION 23: NW/4
Recording:	2306 309

Lease #:	OK 10630 C
Lease Date	3/8/2012
Lessor:	LANDESS, CLAUDETTE G
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 3 WEST
SECTION 23: NW/4
Recording:	2309 641

Lease #:	OK 10630 D
Lease Date;	3/14/2012
Lessor:	MORGAN, GARY L
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 3 WEST
SECTION 23: NW/4
Recording:	2306 307

Lease #:	OK 10612 B
Lease Date:	3/23/2012
Lessor:	MEEKER, MARLO MARIE
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 3 WEST
SECTION 26: N/2 NE/4
Recording:	2309 652

Lease #;	OK 10485 C
Lease Date:	8/28/2011
Lessor:	LOWDER, FLORENCE
Lessee:	OSAGE EXPLORATION DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 3 WEST
SECTION 29: NE/4
Recording:	2272 641

Lease #:	OK 10617 C
Lease Date:	3/12/2012
Lessor:	CLAYTOR, SHARON M
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 3 WEST
SECTION 34: S/2 S/2 NE/4 AND LOT 4 (29.90 ACRES), INCLUDING ALL ACCRETION AND
RIPARIAN RIGHTS THERETO
Recording:	2309 661

Lease #:	OK 10617 D
Lease Date:	2/13/2012
Lessor:	PEAVY, HOWARD
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 3 WEST
SECTION 34: S/2 S/2 NE/4 AND LOT 4 (29.90 ACRES), INCLUDING ALL ACCRETION AND
RIPARIAN RIGHTS THERETO
Recording:	2306 313

Lease #:	OK 10617 E
Lease Date:	3/14/2012
Lessor:	PEAVY, ALDF.N DENNIS
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 3 WEST
SECTION 34: S/2 S/2 NE/4 AND LOT 4 (29.90 ACRES), INCLUDING ALL ACCRETION AND
RIPARIAN RIGHTS THERETO
Recording:	2309 664

Lease #:	OK 10617 F
Lease Date:	3/2/2012
Lessor:	CLAYTON, DELIA CHRISTINE
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 3 WEST
SECTION 34: S/2 S/2 NE/4 AND LOT 4 (29.90 ACRES), INCLUDING ALL ACCRETION AND
RIPARIAN RIGHTS THERETO
Recording:	2306 316

Lease #:	OK 10617 G
Lease Date:	2/16/2012
Lessor:	WILLIAMS, LORETTA
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 3 WEST
SECTION 34: S/2 S/2 NE/4 AND LOT 4 (29.90 ACRES), INCLUDING ALL ACCRETION AND
RIPARIAN RIGHTS THERETO
Recording:	2306 319

Lease #:	OK 10596 C
Lease Date:	3/14/2012
Lessor:	BOWERS, STEVE
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 3 WEST
SECTION 36: N/2
Recording:	2306 322

Lease #:	OK 10598 E
Lease Date:	1/5/2012
Lessor:	PINES, MICHAEL
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 4 WEST
SECTION Is SE/4
Recording:	2306 325

Lease #:	OK 10599 B
Lease Date:	3/2/2012
Lessor:	BUZACH, CAROLYN ANN
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 4 WEST
SECTION 2: SW/4
Recording:	2309 643

Lease #:	OK 10599 C
Lease Date:	3/2/2012
Lessor:	VORNEHM, DAVID B
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 4 WEST
SECTION 2: SW/4
Recording:	2306 328

Lease #:	OK 10599 D
Lease Date:	3/2/2012
Lessor:	VORNEHM, MARITA
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 4 WEST
SECTION 2: SW/4
Recording:	2309 646

Lease #:	OK 10374 E
Lease Date:	2/23/2012
Lessor:	HASTIE, MARGARET C
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 4 WEST
SECTION 10: SW/4
Recording:	2303 747

Lease #:	OK 10516 N
Lease Date:	2/27/2012
Lessor:	HAWKINS, PAMELA K
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 4 WEST
SECTION 10: W/2 SE/4
Recording:	2306 332

Lease #:	OK 10516 O
Lease Date:	2/29/2012
Lessor:	WHITCOMB, MARGARET
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 4 WEST
SECTION 10: W/2 SE/4
Recording:	2311 10

Lease #:	OK 10623 A
Lease Date:	2/29/2012
Lessor:	MISENHIMER, WANDA
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 4 WEST
SECTION 10: NE/4 SE/4 & N/2 SE/4 SE/4, LESS AND EXCEPT A TRACT OF LAND IN THE
NE/C OF THE SE/4 MORE PARTICULARLY DESCRIBED IN BOOK 822 PAGE 878
IN LOGAN COUNTY, OKLAHOMA
Recording:	2309 658

Lease #:	OK 10367 A
Lease Date:	10/4/2010
Lessor:	MURPHY, ROSEMARY SWART
Lessee:	LOWRY LAND CO., INC
Lands:	TOWNSHIP 17 NORTH, RANGE 4 WEST
SECTION 12: NW/4
Recording:	2228 311

Lease #:	OK 10625 A
Lease Date:	3/16/2012
Lessor:	DAVISON, RODNEY
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 4 WEST
SECTION 12: NE/4
Recording:	2311 16

Lease #:	OK 10625 B
Lease Date:	3/21/2012
Lessor:	BATCHELOR, DONALD & PATRICIA FAM TR
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 4 WEST
SECTION 12: NE/4
Recording:	2311 13

Lease #:	OK 10631 A
Lease Date:	3/1/2012
Lessor:	EGELSTON, C J & VINA
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 4 WEST
SECTION 25: SE/4 SW/4, N/2 SW/4 SW/4
Recording:	2306 335 2447 109

Lease #:	OK 10550 C
Lease Date:	2/29/2012
Lessor:	SMITH FAMILY TRUST
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 4 WEST
SECTION 34: NE/4
Recording:	2306 341

Lease #:	OK 10550 D
Lease Date:	2/29/2012
Lessor:	BRANCH, MARILYN SMITH TRUST
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 17 NORTH, RANGE 4 WEST
SECTION 34: NE/4
Recording:	2306 338

Lease #:	OK 10624 A
Lease Date:	3/21/2012
Lessor:	MCKAIG, JACK A REVOCABLE TRUST
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 18 NORTH, RANGE 3 WEST
SECTION 10: E/2 NE/4
Recording:	2309 671

Lease #:	OK 10624 B
Lease Date:	3/19/2012
Lessor:	MCKAIG, MICHAEL REV TR
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 18 NORTH, RANGE 3 WEST
SECTION 10: E/2 NE/4
Recording:	2309 675

Lease #:	OK 10624 C
Lease Date:	3/19/2012
Lessor:	SMITH, PATRICIA E REV TR
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 18 NORTH, RANGE 3 WEST
SECTION 10: E/2 NE/4
Recording:	2309 667

Lease #:	OK 10553 C
Lease Date:	2/28/2012
Lessor:	SMITH FAMILY TRUST
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 18 NORTH, RANGE 4 WEST
SECTION 35: SE/4
Recording:	2306 344

Lease #:	OK 10553 D
Lease Date:	2/29/2012
Lessor:	BRANCH, MARILYN SMITH TRUST
Lessee:	OSAGE EXPLORATION/DEVELOPMENT
Lands:	TOWNSHIP 18 NORTH, RANGE 4 WEST
SECTION 35: SE/4
Recording:	2306 347